UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2022

MDU Resources Group Inc
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	1-03480	30-1133956

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $1.00 per share	MDU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of MDU Resources Group, Inc. (the "Company") was held on May 10, 2022. Three Company proposals were submitted to stockholders as described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 25, 2022. The proposals and the results of the stockholder vote, with fractional share totals rounded to the nearest whole share, are as follows:

1.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal to Elect Nine Directors for One-Year Terms:
Thomas Everist	146,087,488	4,133,111	310,939	28,843,785
Karen B. Fagg	146,869,011	3,386,600	275,927	28,843,785
David L. Goodin	147,920,558	2,261,911	349,069	28,843,785
Dennis W. Johnson	146,550,023	3,682,706	298,809	28,843,785
Patricia L. Moss	129,126,300	21,118,315	286,923	28,843,785
Dale S. Rosenthal	148,335,852	1,889,511	306,175	28,843,785
Edward A. Ryan	146,877,603	3,253,419	400,516	28,843,785
David M. Sparby	148,782,368	1,438,535	310,635	28,843,785
Chenxi Wang	147,996,384	2,086,082	449,072	28,843,785
All of the Company’s nominees were elected, having received more votes cast “for” their election than “against” their election.

2.

	Shares For	Shares Against	Abstentions	Broker Non-Votes

Advisory Vote to Approve the Compensation Paid to the Company's Named Executive Officers	144,014,541	5,551,276	965,721	28,843,785

The proposal was approved, on a non-binding advisory basis, having received the affirmative vote of a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal.

3.

	Shares For	Shares Against	Abstentions

Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2022	174,295,459	4,324,021	755,843

The proposal was approved, having received the affirmative vote of a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2022

MDU Resources Group, Inc.

By:	/s/ Karl A. Liepitz

Karl A. Liepitz
Vice President, General Counsel
and Secretary